UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2020

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	At the annual meeting, our shareholders approved, or did not approve, the following proposals.

(b)	The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in Comcast Corporation’s definitive proxy statement dated April 24, 2020, are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	353,339,190	15,174,775	22,005,912
Madeline S. Bell	364,919,426	3,594,539	22,005,912
Naomi M. Bergman	367,769,122	744,843	22,005,912
Edward D. Breen	313,760,438	54,753,527	22,005,912
Gerald L. Hassell	315,605,901	52,908,064	22,005,912
Jeffrey A. Honickman	359,689,770	8,824,195	22,005,912
Maritza G. Montiel	364,005,405	4,508,560	22,005,912
Asuka Nakahara	367,450,418	1,063,547	22,005,912
David C. Novak	316,768,680	51,745,285	22,005,912
Brian L. Roberts	357,409,993	11,103,972	22,005,912

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2020 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
380,128,575	10,191,845	199,457	N/A

(3)	The approval of the Comcast Corporation Amended and Restated 2003 Stock Option Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
332,037,631	36,098,837	377,494	22,005,915

(4)	The approval of the Comcast Corporation Amended and Restated 2002 Restricted Stock Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
351,117,753	17,003,620	392,590	22,005,914

(5)	The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
283,141,731	84,772,369	599,862	22,005,915

(6)	A shareholder proposal to provide a report on lobbying activities, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
95,162,024	265,497,330	7,854,609	22,005,914

(7)	No vote is being reported for a shareholder proposal to require an independent board chairman because it was not presented at the annual meeting by the shareholder proponent or a designee of the shareholder proponent as required, and therefore, was not acted upon by the shareholders. However, if the shareholder proposal had been acted upon, this proposal would have been defeated by over a majority of the votes cast based on proxies delivered prior to the closing of the polls for the annual meeting.

(8)	A shareholder proposal to conduct an independent investigation and report on risk posed by failing to prevent sexual harassment, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
47,943,870	317,727,672	2,842,420	22,005,915

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: June 5, 2020	By:	/s/ Thomas J. Reid
	Name:	Thomas J. Reid
	Title:	Chief Legal Officer and Secretary